Investee Companies and Other Investments	12 Months Ended
Dec. 31, 2025
Investee Companies and other investments [Abstract]
Investee Companies and other investments

Note 6 - Investee Companies and other investments

A.	Equity accounted investees

Ellomay Luzon Energy Infrastructures Ltd. (“Ellomay Luzon Energy”) –

Since November 2010, the Company indirectly (through Ellomay Clean Energy LP (“Ellomay Energy LP”)) holds 50% of Ellomay Luzon Energy (formerly U. Dori Energy Infrastructures Ltd.), and as of December 31, 2025, Ellomay Luzon Energy holds 33.75% of Dorad Energy Ltd. (“Dorad”), which owns an approximate 850 MWp dual-fuel operated power plant in the vicinity of Ashkelon, Israel (the “Dorad Power Plant”). The investment in Ellomay Luzon Energy is accounted for under the equity method.

As of December 31, 2025, Dorad provided, through its shareholders at their proportionate holdings and as required by the financing agreements executed by Dorad, guarantees in favor of the Israeli Electricity Authority, NOGA – electricity system management and Israel Natural Gas Lines Ltd. The Company’s indirect share of guarantees provided on behalf of Dorad by Dorad’s shareholders is approximately NIS 31,300 thousand (approximately €8,357 thousand). As of On April 16, 2026, Dorad replaced the guarantees provided by its shareholders, including the guarantees provided by Ellomay Luzon Energy.

Dorad’s revenues and operating expenses are affected by the average production component as determined by the Israeli Electricity Authority. The average production component was decreased by approximately 0.7% commencing January 1, 2023, decreased by approximately 1.2% commencing February 1, 2023, decreased by approximately 1.4% commencing April 1, 2023, decreased by approximately 1% commencing February 2024, decreased by approximately 2.2% commencing January 2025 and decreased by approximately 1.7% commencing January 1, 2026.

Dorad’s financing expenses are affected by the indexation to the Israeli CPI of its Project Finance. The Israeli CPI increased by approximately 2.6% in 2025, by approximately 3.2% in 2024 and by approximately 3% during 2023.

On November 22, 2020, the IEC filed a third-party notice against Dorad in connection with a request to approve a class action submitted against the IEC claiming that the IEC was negligent in overseeing the private electricity manufacturers thereby damaging the electricity consumers at an amount of NIS 330 million (€88 million) as estimated in the request. The IEC did not include in its third-party notice the amount it attributes to Dorad.

The claim against the IEC alleges that the private electricity manufacturers provided false reports in the consumption plans they submitted to the system manager in the IEC, based on the standards set by the Israeli Electricity Authority. On February 24, 2025, the District Court ruled that, given the nature of the appeal pending before the Supreme Court, there is no reason to proceed with the class action as long as the appeal remains unresolved. On December 11, 2025, a new hearing date for the appeal was set for June 9, 2026. If the appeal is accepted in full, the hearing on the motion to certify the claim as a class action will take place with Dorad participating therein as a third party.

Dorad estimates, based on the opinion of its legal advisors, that at this stage, it is not possible to reasonably assess the outcome of the appeal. Therefore, no provision has been recorded in Dorad’s financial statements.

Dorad and its shareholders were involved in several legal proceedings.

On June 28, 2023 an arbitration award was issued in connection with three proceedings between Dorad’s shareholders and Dorad that commenced in 2015, as follows:

●	Petition to Approve a Derivative Claim filed by Ellomay Luzon Energy and Hemi Raphael - The arbitration award accepts the majority of the claims made by the Plaintiffs and the arbitrator ruled that the defendants, severally and jointly, are required to: (i) pay Dorad an amount of $100 million, bearing interest pursuant to applicable law from January 1, 2013 until the payment date, (ii) bear the expenses of the plaintiffs, including Ellomay Luzon Energy, in an aggregate amount of NIS 20 million, plus VAT (Ellomay Luzon Energy’s share is approximately NIS 10 million), and (iii) bear 80% of the expenses of Dorad in the proceeding (while the Plaintiffs will bear the remaining 20%).
●	Third-Party Notices and Counterclaims submitted by Zorlu and Edelcom - The arbitration award provides that due to the ruling accepting the derivative petition as detailed above, the third-party notices and counterclaim are rejected.

●	Petition to Approve a Derivative Claim filed by Edelcom - The arbitration award provides, inter alia, that the entrepreneurship agreement was not breached and therefore there is no basis for approving a derivative claim.

Following an appeal process, on November 14, 2024, the arbitrator appointed to rule on the appeals submitted by both parties to the arbitration on the arbitration award provided his ruling, or the Ruling on the Appeal. In the Ruling on the Appeal, the arbitrator rejected the majority of the claims and requests of the Defendants, other than a decrease in the amount that the Defendants were ordered to repay to Dorad in the original arbitration award from $100 million to $94.375 million. The arbitrator ruled that this amount will bear interest based on the rate prescribed by the Israeli Statutory Interest Rate and Linkage Adjudication Law, 1961, commencing January 1, 2013, which currently amounts to an additional payment of approximately $35 million. The arbitrator further ruled in the Ruling on the Appeal that the reimbursement of expenses of Dorad and of the Plaintiffs ordered in the original arbitration award will remain unchanged and that each of the parties will bear its expenses in connection with the appeal process. The arbitrator rejected the appeal submitted by the Plaintiffs (including Ellomay Luzon) on the original arbitration award.

During December 2024, Dorad received the full amounts determined in the arbitration ruling, as follows:

1.	Approximately $94.375 million (approximately NIS 338 million), of which approximately NIS 194.4 million was recorded as a reduction of the remaining depreciated cost of fixed assets and will be depreciated on a straight-line basis according to the remaining useful life of the Dorad Power Plant. The remaining amount of NIS 143.5 million was recorded in Dorad’s profit or loss statement as a reduction of depreciation expenses, representing the reversal of previously recognized increased depreciation expenses;

2.	Approximately $35 million (approximately NIS 127 million), representing the interest and linkage component under applicable law from January 1, 2013 until the actual payment date, was recorded in the profit or loss statement under finance income (interest income and linkage differences); and

3.	Approximately NIS 9.5 million, representing reimbursement of legal expenses incurred by Dorad in connection with the various arbitration proceedings, was recorded in the profit or loss statement under general and administrative expenses.

The net impact of the amounts on Dorad’s profit or loss statement for 2024 amounts to a profit of approximately NIS 280 million before the effect of taxes (profit of approximately NIS 215.6 million after the effect of taxes). The Company’s share of the after-tax profit is in the amount of approximately NIS 20 million (approximately €5.3 million). Dorad estimated, based on the opinion of its legal advisors, that the likelihood of its position, that the amounts received in the arbitration are not subject to Israeli VAT (currently 18%) being accepted is greater than the likelihood of it being rejected. Accordingly, Dorad has not recorded a VAT provision for these payments in its financial statements. On November 13, 2025, Dorad received an approval from the Israeli Tax Authority confirming that the amounts received under the arbitration award are not subject to Israeli VAT. In addition, Ellomay Luzon Energy received an amount of NIS 10 million as reimbursement of legal expenses based on the arbitrator’s ruling. The Company’s share was approximately NIS 5 million (approximately €1.3 million).

Potential Expansion of the Dorad Power Plant (“Dorad 2”)

Dorad is examining the possibility of constructing an additional power plant within the area of the existing Dorad Power Plant, that will become part of the existing plant. On May 28, 2023, the Israeli Government approved the national infrastructures plan (NIP 11/b) which governs, among other issues, the expansion of the power plant owned by Dorad by approximately 650-720 MW. On February 19, 2024, Dorad received a planning survey to receive the expansion of the power plant from the System Manager, which allows electricity to be taken out commencing October 2028.

On September 10, 2024, Edelcom Ltd. submitted a claim against Dorad and the other shareholders of Dorad to the Israeli District Court in Tel Aviv requesting the court to provide the following declaratory judgements: (1) to declare that based on Dorad’s articles of organization the general meeting of the shareholders of Dorad is the authorized body for approving any resolution relating to the change in the field of operations of Dorad, including any planning or construction of a new power plant or the expansion of the capacity of the existing power plant and any budget and preliminary feasibility tests, including the “Dorad 2” project, (2) to declare that based on the articles of organization of Dorad the board of directors of Dorad is the authorized body for advancing and managing the construction of a new power plant or the expansion of the existing power plant, including the “Dorad 2” project, following the approval by Dorad’s shareholders of a resolution to promote the project or perform preliminary feasibility testing, and of a related budget, (3) to declare that any resolution of the shareholders or the board of directors of Dorad in the aforementioned subjects will be approved only if all of the shareholders or all of the directors, as the case may be, voted in favor of the resolution, and (4) to declare that any resolution in connection with the “Dorad 2” project adopted since 2018 and until a ruling is given in connection with the claim, which was not adopted by the authorized bodies of Dorad as set forth in the claim, is null and void.

In addition, Edelcom requests that the court issue a permanent injunction instructing Dorad and its other shareholders (the defendants), including anyone on their behalf, not to do any action that relates to a change in Dorad’s field of operation, including planning and construction of a new power plant or the expansion of the existing power plant, including in connection with “Dorad 2” and approving budgets for these actions and/or performing any tests in connection therewith, unless these actions were unanimously approved by the shareholders of Dorad and that the court permit the plaintiff to bifurcate its requests as financial claims may arise in the future.

Following the submission of responses by Dorad, EAPC and Ellomay Luzon Energy and discussions concerning preliminary proceedings, on October 5, 2025, Edelcom notified Dorad that it intends to file a motion to amend its statement of claim and Dorad consented to a procedural amendment whereby the dates set for submission of affidavits of discovery will be postponed until after the decision on the motion to amend. On December 22, 2025, following the hearing held before the court on November 11, 2025, and further to Edelcom’s notice in the matter, the court ordered the dismissal of the claim without an order as to expenses (while reserving the parties’ arguments in this regard should a similar proceeding be initiated in the future).

On September 14, 2025, Dorad’s board of directors approved the planning and execution of the “Dorad 2 Project.” The Dorad board of directors also approved additional resolutions in connection with the Dorad 2 Project including a budget until the project achieves financial closing and authorizing Dorad’s management to negotiate an agreement to maintain a production slot with a turbine manufacturer (an agreement that will be subject to an additional approval by Dorad’s board of directors). The aforementioned resolution was preceded by the adoption by Dorad’s shareholders of an amendment to Dorad’s articles of association providing that the project will require the approval of Dorad’s board of directors with a majority of 70% of the participating directors.

On March 29, 2026, Dorad’s board of directors approved an agreement to secure a production slot with a heavy equipment supplier for the purchase of a new turbine as well as the related auxiliary equipment. In connection with this agreement, an amount that constitutes approximately 5% of the total cost of the Dorad 2 project (currently estimated at NIS 4–4.6 billion) and approximately 20% of the cost of the equipment to be procured from the heavy equipment supplier, will be deposited with the supplier and will be treated as a Reservation Deposit. Under the agreement, the supplier will undertake to supply the aforementioned equipment in accordance with the timelines and terms set forth therein, including scope of warranty, guarantees and the terms for their forfeiture, performance provisions, and more. At this stage, the Reservation Consideration for the main equipment will be paid from Dorad’s own sources. If the final required agreements for the purchase of the said equipment are executed by September 2026 or by the financial close date, whichever is earlier, the Reservation Deposit will constitute an advance payment toward the full payment for the main equipment and the related auxiliary equipment. If the required agreements are not executed within the aforesaid timeframe, the Reservation Deposit will be forfeited. This agreement is expected to be signed in the near future.

The expansion of the Dorad Power Plant by building the Dorad 2 facility in a combined cycle technology will result in an aggregate capacity of the Dorad Power Plant of approximately 1,500-1,570 MW and the approved plan also enables adding batteries with a capacity of approximately 80 MW. The Company expects that if the Dorad 2 plan will materialize and the expansion will be completed, the expansion of the power plant will increase the revenues and income of Dorad. The expansion is subject to various conditions including obtaining financing.

Impact of War in Israel

On October 7, 2023, following a surprise attack by the terrorist organization Hamas against the State of Israel and its citizens, the Israeli government declared a war (the “Iron Swords War”), which continues as of the date of this report, and which has also expanded into a security conflict in the northern region. During the days of fighting, thousands of rockets were launched towards the State of Israel, and shrapnel fell several times in the territory of the power plant, which caused immaterial damage to property and equipment but did not impact the regular operation of the power plant. On June 13, 2025, the war significantly expanded to an additional front, when the State of Israel initiated a direct confrontation with Iran, or the June 2025 Iran Operation, upon the commencement of which the State of Israel declared a special state of emergency on the home front and closed its airspace. This confrontation further deepened the impact of the war on the activities of many companies in the economy. As a result of the June 2025 Iran Operation, Dorad’s revenues in June 2025 decreased by approximately 22% compared to June 2024. The June 2025 Iran Operation ended on June 24, 2025, with a ceasefire agreement, and the economy returned to full activity. For information concerning the USA-Israel-Iran war that commenced on February 28, 2026, see Note 24C.

Changes in investments

	2025		2024
	€ in thousands

Balance as at January 1	41,324		31,772
Dividend distribution	-		(3,817)
The Company’s share of income	16,930	*	11,062
Foreign currency translation adjustments	1,288		2,307
Balance as at December 31	59,542		41,324

*	Including €14,371 thousand recognized as gain on bargain purchase, as further detailed below

On September 2, 2024, Dorad’s board of directors decided to distribute a dividend in the aggregate amount of NIS 50 million and such dividend was distributed during September 2024. In connection with such dividend distribution, Ellomay Luzon Energy received an amount of approximately NIS 9.4 million and shortly thereafter Ellomay Luzon Energy distributed a dividend to its shareholders in an amount of approximately NIS 7.6 million (the Company’s indirect share is approximately NIS 3.8 million).

On November 25, 2024, Dorad’s board of directors decided to distribute an additional dividend in the aggregate amount of NIS 75 million and such dividend was distributed shortly thereafter. In connection with such dividend distribution Ellomay Luzon Energy received an amount of approximately NIS 14 million and shortly thereafter Ellomay Luzon Energy distributed a dividend to its shareholders in approximately the same amount (the Company’s indirect share is approximately NIS 7 million).

In December 2024, the Ellomay Luzon Energy board of directors approved a dividend distribution in the amount of approximately NIS 8.5 million (the Company’s indirect share is approximately NIS 4.25 million) following receipt of a refund of legal expenses in connection with the arbitration procedure described.

On December 2, 2025, Dorad’s board of directors decided to distribute a dividend in the aggregate amount of NIS 200 million and such dividend was distributed on December 4, 2025. In connection with such dividend distribution, Ellomay Luzon Energy received an amount of approximately NIS 67.5 million.

Summary financial data for investees, not adjusted for the percentage ownership held by the Company

(a)	Summary information on financial position

								Equity
	Rate of	Current	Non-current	Total	Current	Non-current	Total	attributable to the owners of the	Company’s	Surplus costs and	Other	Carrying amount of
	ownership	assets	assets	assets	liabilities	liabilities	liabilities	Company	share	goodwill	adjustments	investment
	%	€ in thousands
2025
Ellomay Luzon Energy	50	5,769	217,201	222,970	(17,381)	(85,687)	(103,068)	119,902	59,951	516	(925)	59,542

2024
Ellomay Luzon Energy	50	629	82,233	82,862	(296)	-	(296)	82,566	41,283	987	(946)	41,324
(b)	Summary information on operating results

	Rate of ownership as of December	Income for the year	Company’s share	Elimination of interest on loan from related party	Other adjustments	Company’s share of income of investee
	%	€ in thousands
2025
Ellomay Luzon Energy	50	34,945	17,473	-	(543)	16,930

2024
Ellomay Luzon Energy	50	23,067	11,534	0	(472)	11,062

Acquisition of Additional 15% of Dorad’s Share Capital

On July 22, 2025, Ellomay Luzon Energy completed the acquisition of an additional 15% of Dorad’s outstanding share capital pursuant to a Share Purchase Agreement executed in April 2025 (the “Dorad SPA”). Ellomay Luzon Energy acquired these shares from Zorlu Enerji Elektrik Üretim A.S (“Zorlu”) for an aggregate purchase price of approximately NIS 418.1 million (approximately €106.5 million as of the acquisition date), subject to certain adjustments.

The consideration for 15% of Dorad’s outstanding shares acquired by Ellomay Luzon Energy was funded by bank financing (the “EL Loan Agreement”), provided to Ellomay Luzon Energy consisting of three tranches as follows: (i) a loan in the amount of NIS 175 million (approximately €45 million at that time), bearing annual interest in the range of +0.5% to -0.5% of the Israeli Prime Rate (the “First Loan”), (ii) a loan in the amount of NIS 175 million (approximately €45 million at that time), bearing fixed annual interest rate between 5% and 6% (the “Second Loan”), and (iii) a loan in the amount of NIS 70 million (approximately €18 million at that time), bearing annual interest rate in the range of +0.5% to -0.5% of the Israeli Prime Rate (the “Third Loan”).

The First Loan is repayable in four semi-annual payments commencing December 31, 2031 and ending on June 30, 2033, and the interest on the First Loan is payable in semi-annual payments commencing December 31, 2025 and ending on the final repayment of the First Loan. The Second Loan is repayable in sixteen semi-annual payments commencing December 31, 2025 and ending on June 30, 2033, and the interest on the Second Loan is payable in semi-annual payment commencing December 31, 2025 and ending on the final repayment of the Second Loan. The Third Loan is repayable in one payment on December 31, 2025, unless the conditions set forth in the Loan Agreement will not be met, which will enable Ellomay Luzon Energy to ask for an extension until December 31, 2026. The interest on the Third Loan is payable on December 31, 2025 and, to the extent an extension is requested, in semi-annual payments thereafter until the final repayment of the Third Loan. During the year ended December 31, 2025, Ellomay Luzon Energy repaid an amount of NIS 30 million (€8 million) out of the Third Loan and requested an extension until December 31, 2026 for the remainder of the Third Loan. As of December 31, 2025, the outstanding amount on the loans was NIS 40 million (€11 million) (the Third Loan) and approximately NIS 336 million (€90 million) (the First Loan and Second Loan).

In connection with the Loan Agreement, Ellomay Luzon Energy granted the lender a first ranking fixed pledge on its rights in connection with an account with the lender, or the Pledged Account, in which all amounts due to Ellomay Luzon Energy from Dorad will be deposited. The Loan Agreement provides that when any dividend is received from Dorad: (i) Ellomay Luzon Energy will leave in the Pledged Account the amount required for the next payment to the lender, (ii) to the extent the amount received during a calendar year exceeds NIS 65 million (€17 million), then Ellomay Luzon Energy will make an early repayment of the First Loan and thereafter the Third Loan in the amount of 50% of the difference between the amount of receipts in the calendar year and NIS 65 million by no later than June 30 of the following year (pro rata over all future payments), and (iii) with respect to any amount in excess of the amounts required as stated in paragraphs (i) and (ii) – Ellomay Luzon Energy is entitled to use the funds deposited in the Pledged Account for any need, subject to the provisions of the law and the agreements with the lender.

The Loan Agreement provides that the First and Third Loans may be prepaid without an early repayment fee and the Second Loan may be prepaid subject to payment of fees as generally acceptable in the lender.

During the year ended December 31, 2025, Ellomay Luzon Energy performed a purchase price allocation in connection with the acquisition of 15% of Dorad’s shares. The purchase price allocation provided as follows:

	Fair Value 7.5%	Fair Value 15%
	€ in thousand (based on the NIS/EUR as of the acquisition date)
Tangible Assets:
Dorad’s equity as of acquisition date (July 22, 2025)	31,683	63,365
Excess consideration related to bank loans	(2,044)	(4,087)
Total tangible assets, net	29,639	59,278

Intangible Assets:
Production and supply license - Dorad 1**	42,169	84,338
Production license - Dorad 2***	6,540	13,080
Deferred tax liability for intangible assets	(10,733)	(21,466)
Gain on bargain purchase*	(14,371)	(28,741)
Purchase consideration	53,244	106,489
**	The fair value of the production and supply license of Dorad 1 was determined using the income approach, applying the Multi-Period Excess Earnings Method (MPEEM). The valuation is based on forecasted cash flows derived from Dorad’s financial model, in accordance with the existing regulatory framework and license terms. The valuation assumes continued operation of the power plant and includes the exercise of the option to extend the production license for an additional ten-year period beyond its original expiration in May 2034. Forecasted operating costs were derived from existing contracts and management estimates. Contributory asset charges were applied in respect of working capital, fixed assets and workforce. The projected cash flows were discounted using a weighted average cost of capital (WACC) of approximately 7% for the remaining term of the existing license and 7.5% for the extension period. The corporate income tax rate applied in the valuation was 23%. The total economic useful life of the license was assumed to extend through 2044.
***	The fair value of the production license of Dorad 2 was determined using the income approach, based on an equity discounted cash flow (DCF) method, reflecting the early-stage nature of the project. The valuation is based on forecasted cash flows derived from Dorad’s financial model, in accordance with the applicable regulatory framework and license terms. The valuation assumes construction of the plant during the years 2027–2030 and commencement of operations in 2031, and incorporates the probability of project realization and the timing of financial close. Forecasted capital expenditures, operating costs and natural gas costs were derived from management estimates and existing agreements. The projected cash flows were discounted using a cost of equity (Ke) reflecting an appropriate risk premium for a development-stage project at a rate of 11%. A corporate income tax rate of 23% was assumed in the valuation. As the net amount recognized at the acquisition date for the identifiable assets exceeds the cost of the acquired Dorad shares by approximately NIS 112.8 million (€28.73 million based on the average NIS/EUR exchange rate as of the acquisition date), such amount was recognized in the profit and loss statements of Ellomay Luzon Energy for the year ended December 31, 2025, as “gain on bargain purchase”.

The Dorad SPA required the purchaser to deposit on the date of execution of the Dorad SPA an autonomous guarantee with an escrow agent in the amount of approximately NIS 414.1 million (€105.5 million as of the acquisition date). To enable Ellomay Luzon Energy to provide the guarantee required under the Dorad SPA, the Company deposited in April 2025 an amount equal to 25% of its portion of the guarantee (pro rata to its holdings in Ellomay Luzon Energy), which served as collateral to the bank that issued the guarantee. In connection with the pledged deposit, the Company entered into a Commercial Paper Agreement enabling it to receive a short-term loan in the amount of NIS 60 million – NIS 210 million, with a variable annual interest rate equal to the Israeli Prime lending rate (currently 6%) + 0.5%. The commercial paper is for a term of one year and includes customary causes for early repayment. In addition, the Company and the holders of the commercial paper are entitled to effect early repayment without cause with a 45 business day prior notice. The Company withdrew an amount of NIS 60 million (€16 million) under the Commercial Paper Agreement in April 2025. Following consummation of the acquisition of 15% of Dorad’s outstanding shares by Ellomay Luzon Energy as set forth below, the guarantee was released and the Company provided a notice of early repayment to the holder of the commercial paper.

For information concerning a separation process and an agreement to sell the Company’s indirect holdings in Ellomay Luzon Energy, see Note 24A.

B.	Pumped Storage Projects

Pumped-storage project in the Manara Cliff in Israel (“Manara PSP”) –

Ellomay Pumped Storage (2014) Ltd. (“Ellomay PS”), in which the Company directly and indirectly owns 83.333% (with the remaining 16.667% held by Ampa Ltd. (“Ampa”)), received a conditional license for the Manara PSP from the Israeli Minister of Energy and Infrastructures (the “Minister”) for the construction of a pumped storage plant in the Manara Cliff with a capacity of 156 MW (the “Conditional License”). The Conditional License permits Ellomay PS to construct the Manara PSP and includes several conditions precedent to the entitlement of Ellomay PS to receive an electricity production license. The Company and its affiliates did not pay any consideration upon the acquisition of the rights in the Manara PSP and undertook to pay certain consideration upon the fulfillment of certain conditions and milestones. As of December 31, 2025, the Company paid an amount of approximately NIS 27,590 thousand (approximately €7,366 thousand) on account of the consideration upon the acquisition.

The Conditional License was originally valid for a period of seventy-two (72) months commencing the date of its approval by the Minister, and as noted below such period was extended by sixteen (16) months in connection with the war in Israel. The continued validity of the Conditional License is subject to compliance by Ellomay PS with the milestones set forth therein and subject to other provisions set forth therein (including financial closing, provision of guarantees and construction of the pumped storage hydro power plant).

According to applicable law, the 72 months license period may be extended for up to three additional periods of 12 months each if required due to circumstances existing after the previous extension was approved and subject to the Minister’s approval at such time. Each extension may result in a forfeiture of up to 40% of the license guarantee which value currently amounts to approximately NIS 4,100 thousand (approximately €1,095 thousand). The guarantee amount is linked to the USD and is reduced over time upon fulfillment of certain interim project milestones.

Manara PSP Project Finance

On December 31, 2020, Ellomay PS received the conditional tariff approval for the project from the Israeli Electricity Authority that regulates the tariffs and formulas for purchasing energy from a pumped storage manufacturer connected to the transmission network for a period of 20 years beginning on the date of receipt of the permanent production license. The conditional tariff became effective following financial closing in February 2021. On February 11, 2021, the Manara PSP Project Finance reached financial closing. The Manara PSP Project Finance is provided by a consortium of Israeli banks and institutional investors, arranged and led by Mizrahi-Tefahot Bank Ltd. As of the date of the financial closing, the Manara PSP Project Finance was in the aggregate amount of approximately NIS 1.27 billion (approximately €0.317 billion at that time). This aggregate amount is linked to a synthetic composite index comprising a weighted average of the indices and currencies applicable to the Manara PSP’s construction costs (the “Project Index”).

As of December 31, 2025, the Manara PSP Project Finance (including reevaluation linkage to the Project Index) amounts to approximately NIS 1,443 million (approximately €385 million at that time). The owners of Ellomay PS undertook to provide, and provided, aggregate equity and shareholder’s loans financing to the project of NIS 353 million (approximately €94.1 million at that time), pro rata to their holdings in the Manara PSP, linked to the Project Index. Due to this indexation, additional shareholders’ loans were provided by the shareholders pro rata to their respective holdings in Manara PSP. As of December 31, 2025, the financing provided by the owners of Manara PSP amounted to approximately NIS 392,000 thousand (approximately €105,000 thousand).

Ellomay and Ampa Investments Ltd. (“Ampa”), provided certain sponsor support undertakings towards the lenders commensurate with the size and complexity of the project and the length of the construction period, including a standby equity guarantee in the aggregate amount of approximately NIS 12,500 thousand (approximately €3,331 thousand at that time), pro rata to their holdings in the Manara PSP. This standby equity guarantee is linked to the Israeli CPI and adjusted to the Project Index. As of December 31, 2025, the standby equity guarantee, including linkage, amounts to NIS 13,830 thousand (approximately €3,692 thousand). Ellomay and Ampa also provided corporate guarantees in an amount similar to the amount of the standby equity guarantee.

Manara PSP EPC Agreement

In August 2021, the Israeli Electricity Authority issued a clarification letter relating to the method of calculation of certain dynamic benefits applicable to all pumped storage projects in Israel. The owners of the Manara PSP currently estimate that if the updates to the method of calculation will be implemented, the new calculation may reduce the cover ratios of the Manara PSP during the commercial operation period by up to 5 basis points. In order to mitigate such potential future effect, the owners of the Manara PSP agreed to provide the lenders with certain undertakings to inject additional equity to the Manara PSP in certain scenarios, subject to a cap which is currently estimated by the owners of the Manara PSP to be approximately NIS 46,000 thousand (approximately €12,280 thousand).

In February 2021, Ellomay PS executed the EPC agreement for the construction of the Manara PSP (the “Manara PSP EPC Agreement”), under a “turnkey” contract with Electra Infrastructure Ltd. (“Electra Infrastructure”), one of Israel’s largest construction companies. The aggregate consideration payable to Electra Infrastructure under the Manara PSP EPC Agreement is expected to be approximately NIS 1.13 billion excluding indexation (approximately €300 million). The majority of this amount is linked to the actual change in the Israel Residential Construction Index (“IRC”). A small portion of the price is denominated in Euros. Under the Manara PSP EPC Agreement, Voith Hydro, the world’s leading manufacturer of hydroelectric turbines, was nominated as the main subcontractor that will provide the electro-mechanical equipment to the Manara PSP. The construction period of the Manara PSP was originally expected to be 62.5 months. Due to the delays in connection with the war in Israel as set forth below, the construction period is currently expected to be extended by the sixteen months regulatory extension and an additional period of several months required for the ramp-up of the contractor’s operations.

Impact of War in Israel

Due to the Iron Swords War, which has also expanded into a security conflict in the northern region, operations construction works at the Manara site were halted in October 2023. The planning works, the construction of the equipment off site, including the electro-mechanical equipment and the arrival of the equipment in Israel continue as usual.

The Electricity Authority granted a sixteen-month extension to the regulatory milestones and the duration of the general license. As part of the standards supporting financing, there is protection for the senior debt (principal and interest) and the developer’s expenses, subject to the approval of the Electricity Authority on the subject. Following the ceasefire achieved in November 2024 between Israel and Lebanon, the EPC contractor is preparing to resume construction work at the site. The works on the Manara PSP were resumed by the EPC contractor on April 7, 2025 entering into a ramp-up period. For information concerning the USA-Israel-Iran war that commenced on February 28, 2026, see Note 24C.

C.	Development of Solar Projects in Italy

Framework Agreement

In December 2019, Ellomay Luxembourg executed a Framework Agreement (the “Framework Agreement”), with an established and experienced European developer. Pursuant to the Framework Agreement, the developer will provide Ellomay Luxembourg with development services with respect to solar greenfield projects in Italy in the scope of 350 MW with the aim of reaching an aggregate RtB authorized capacity of at least 265 MW over a forty-one month period.

The Framework Agreement provides that the developer will offer all projects identified during the term of the Framework Agreement exclusively to Ellomay Luxembourg and that, with respect to each project acquired by Ellomay Luxembourg, the developer will be entitled to provide development services until it reaches RtB status.

The parties agreed on a development budget including a monthly development service consideration, to be paid to the developer and all other payments for the tasks required to bring the projects to RtB. In addition, Ellomay Luxembourg undertook to pay a success fee to the developer with respect to each project that achieves a RtB status.

Currently development is progressing as planned. In April 2021, the Framework Agreement was amended and the target of reaching an aggregate RtB authorized capacity of at least 265 MW was increased to 365 MW.

In May 2023, a notice to proceed was issued to the EPC contractor with respect to the first two projects, Ellomay Solar Italy One SRL (14.8 MW) and Ellomay Solar Italy Two SRL (4.95 MW), located in the Lazio Region, Italy. The Solar Plant owned by Ellomay Solar Italy Two SRL was connected to the grid in February 2024 and the Solar Plant owned by Ellomay Solar Italy One was connected to the grid in May 2024. An additional project owned by Ellomay Solar Italy Ten SRL (18 MW) was connected to the grid during January 2025. These projects are part of the Italian 198 MW Solar portfolio in which Clal became a partner during 2025 as explained below.

The Company capitalizes expenses in connection with such projects once RtB status is reached.

The Company executed construction agreements with the Engineering, Procurement and Construction (“EPC”) contractor for 160 MW that are RtB and such projects are currently under construction.

Ellomay Solar Italy One SRL, Ellomay Solar Italy Two SRL and Ellomay Solar Italy Ten SRL have entered into a long-term power purchase agreement (“Italy PPA”) for the physical supply of electricity. With respect to a defined portion of the contractual volumes, the agreements provide for a fixed electricity price. The fixed-price component exposure is considered an electricity price derivative component.

Financing Agreement

A financing agreement with a European institutional investor was executed on February 27, 2025 for the financing of the construction of 198 MW (including the projects connected to the grid and the projects for which the EPC agreements were executed, the “Italian 198 MW Solar Portfolio”) for 23 years with a fixed annual interest of 4.5% (see Note 11A). As of December 31, 2025, the Company utilized €32M out of a €110M credit line. Subsequent to the balance sheet date, in March 2026 an additional amount of €25M was withdrawn from the credit line.

Clal Agreement

On April 9, 2025, the Company entered into an investment agreement (the “Clal Agreement”) with Clal Insurance Ltd., a leading Israeli institutional investor, and several of its affiliates (together, “Clal”) that was consummated in June 2025.

In consideration for its undertaking to invest approximately €52 million in the Italian solar portfolio, Clal received a 49% interest in the portfolio (including outstanding shareholder’s loans, capital notes and equity). The entire amount was received in 2025. As this transaction did not result in a loss of control and was accounted for as an equity transaction, the Company recognized in equity (transaction reserve with non-controlling interests) an amount of approximately €9.1 million (net of taxes in the amount of approximately €0.9 million). Tax benefit was recorded in profit and loss in connection with the utilization of current losses to offset such taxes amounting to approximately €0.9 million.

The Clal Agreement includes customary representations and warranties of the Company and Clal and an indemnification mechanism for breaches of representations, warranties and undertakings, subject to customary caps and limitations, as a sole remedy, subject to customary exceptions. The Clal Agreement provides Clal with a right of first look commencing with the consummation of the transactions contemplated by the Clal Agreement with respect to investment in other solar projects currently developed or that will be developed by the Company and its subsidiaries in Italy for an investment under similar terms as the Clal Agreement, mutatis mutandis. Pursuant to the right of first look mechanism, the Company will provide Clal certain information with respect to each project that has reached Ready-to-Build status and the Company decided to advance its construction, and Clal will have a few months to notify the Company that it is interested in investing up to 49% in such projects or any portion thereof upon the terms set forth in the notice provided to Clal by the Company.

Pursuant to the Clal Agreement, upon consummation of the transactions contemplated by the Clal Agreement, the Company and Clal signed a partners agreement (the “Clal PA”) and the Company issued Clal a warrant (the “Clal Warrant”). For more information about the Clal Warrant, refer to note 16A.

The Clal PA sets forth the relationship between the general partner and the limited partners, the governance and management of the Israeli LP, the funding and financing of the Israeli LP and the mechanism for future transfers of interests in the Israeli LP. Pursuant to the Clal PA, Clal undertakes to provide its pro rata portion of the amounts required for the development of the Italian 198 MW Solar Portfolio to the Israeli LP, which in turn will fund the Luxembourg subsidiary and the Italian project companies. the Company’s aggregate funding commitment in the Italian 198 MW Solar Portfolio has already been provided by the Company. The Clal PA also provides for the payment of annual management fees to the Company.

The Clal PA provides each limited partner with customary rights, including a full tag-along right in the event of a change in control of the Company and includes customary veto rights. The Clal PA provides that following repayment of partners’ loans, the Israeli LP’s surpluses will be distributed to the limited partners, pro rata to their holdings, on a semi-annual basis, subject to maintaining the working capital required by the Israeli LP for the two following quarters.

The Clal Warrant covers 416,000 ordinary shares of the Company, with an exercise price of NIS 69.7 (approximately €18.6) per share. The Clal Warrant is for a term of twenty-six months and may only be exercised on a cashless basis. In the event the Company’s shares are traded at a price higher than NIS 80 (approximately €21.2) per share when the Clal Warrant is exercised, the Company, at its discretion, may choose to issue shares on a cashless basis assuming a market price per share of NIS 80 (€21.3) and pay Clal the remainder in cash. As the exercise price is denominated in NIS, the option constitutes a liability and is revalued and recognized at fair value in each reporting period. As of the closing date the value of the Clal Warrant was approximately €474 thousand and as of December 31, 2025 the Clal Warrant was valued at €2,232 thousand.

1.	Biogas Plants in the Netherlands

Composition of Advances on account of investments

	December 31
	2025	2024
	€ in thousands
On account of development of solar projects in Italy	-	547

The Company owns three Waste-to-Energy (specifically Gasification and Bio-Gas (anaerobic digestion) projects in the Netherlands.

Groen Goor Anaerobic Digestion Project

Groen Gas Goor B.V. (“Groen Goor”), a project company operating an anaerobic digestion plant, with a green gas production capacity of approximately 3 million Nm3 per year, in Goor, the Netherlands (the “Groen Goor Plant”). The Groen Goor Plant commenced operations in November 2017.

On February 17, 2025, the local regulator announced its intention to collect a fine of €1,504,875 from Groen Goor due to an alleged deviation from the permitted manure input. As of December 31, 2024 a provision of €515 thousand was recorded in profit and loss in connection with such potential fine. Groen Goor filed an appeal and received a ruling in March 2026. Based on the advice of the Company’s legal advisors, Groen Goor reduced the provision to €50 thousand.

Groen Gas Oude-Tonge Anaerobic Digestion Project

Groen Gas Oude-Tonge B.V. (“Groen Gas Oude-Tonge”) a project company operating an anaerobic digestion plant, with a green gas production capacity of approximately 3.8 million per year, in Oude-Tonge, the Netherlands (the “Oude-Tonge Plant”). The Oude-Tonge Plant commenced operations in June 2018.

Groen Gas Gelderland Anaerobic Digestion Project

On December 1, 2020, the Company, through its wholly-owned subsidiary, Ellomay Luxembourg, acquired all issued and outstanding shares of Groen Gas Gelderland B.V. (“GG Gelderland”) a project company operating an anaerobic digestion plant, with a green gas capacity of approximately 7.5 million Nm3 per year, in Gelderland, the Netherlands The actual production capacity of the plant is approximately 9.5 million Nm3 per year.

Production increase

The Company is in the process of obtaining licenses to increase production capacity of the Bio-Gas plants from approximately 16 million Nm3 per year to approximately 24 million Nm3 per year.

Assessment of recoverable amount

During 2025, the Company assessed the recoverable amount of the Groen Goor Biogas plant in the Netherlands in light of operating losses suffered by these project in recent years and lower results than forecasted for 2025. The examination was conducted based on projected cash flows that were discounted at an after tax rate of 7.6%. The examination concluded that the value in use of the plants is higher than the carrying value of such plant and therefore there is no need for an impairment provision. The assumptions on which the examination was based could be affected by the Company’s inability to meet the budget in certain circumstances including increases in the prices of feedstock required in order to maintain the optimal mix of feedstock necessary to maximize performance of the plants, technical malfunctions and other circumstances that influence the operation of the plants and a delay in the legislative process of the legislative proposal concerning the Green Gas Blending Obligation. This legislation will require blending green gas with fossil gas and is expected to increase the profitability of operations at current production capacity.

2.	Solar Projects in Spain

Solar plants of Talasol Solar and Ellomay Solar –

The Company indirectly owns 51% of the share capital of Talasol Solar S.L.U (“Talasol”), which owns a solar plant with a peak capacity of 300 MW in the municipality of Talaván, Cáceres, Spain. 49% of the share capital of Talasol are owned by GSE 3 UK Limited and Fond-ICO Infraestructuras II, FICC (24.5% each). These changes in Talasol’s ownership interest did not result in a loss of control.

In June 2018, Talasol executed a financial power swap in respect of approximately 80% of the output of the Talasol Solar Plant for a period of 10 years (the “Talasol PPA”) whose accounting treatment is according to cash flow hedge. The power produced by the Talasol Solar Plant is sold by Talasol in the open market for the current market power price and the Talasol PPA is expected to hedge the risks associated with fluctuating electricity market prices by allowing Talasol to secure a certain level of income for the power production included under the Talasol PPA. The Talasol PPA became effective in March 2019 and will expire in October 2030 (more information in note 21).

In December 2021, Talasol entered into a Facilities Agreement in the aggregate amount of €175 million with European institutional lenders (the “Talasol Facilities Agreement”). Financial closing of the Talasol Facilities Agreement was achieved in January 2022 (see Note 11).

The Company indirectly, through its subsidiary Ellomay Solar S.L.U. (“Ellomay Solar”), owns a solar plant with an installed capacity of 28 MW in the municipality of Talaván, Cáceres, Spain (the “Ellomay Solar Plant”). On June 24, 2022, the Ellomay Solar Plant was connected to the electricity grid and commenced production of electricity.

On May 28, 2024 Ellomay Solar entered into and reached financial closing of a project finance arrangement in the amount of €10 million with Bankinter, S.A. (see Note 11).

Ellomay Solar intends to commence the development of hybridization Project in accordance with the terms foreseen in the Spanish Royal Decree-Law 23/2020 of June 2020, for which it shall request the update of the access and connection permits of the Ellomay Solar for incorporating 10 Mw battery storage to be approved by Red Eléctrica.

Regulatory update –

The Spanish Royal Decree-Law 17/2021 of September 14, 2021, (“RDL 17/2021”), which entered into force on September 16, 2021, established the reduction of returns on the electricity generating activity of Spanish production facilities that do not emit greenhouse gases accomplished through payments of a portion of the revenues by the production facilities to the Spanish government). RDL 17/2021 was extended several times and was in effect until December 31, 2023. Starting from January 1, 2024, RDL 17/2021 is no longer applicable and the production of electrical energy is once again taxed at 7% energy tax.

3.	Israeli Service Concession project

On December 31, 2023, the Company executed an agreement to sell the holdings in the 9 MW solar plant located in Talmei Yosef, Israel. The sale of the Talmei Yosef Solar Plant was consummated on June 2, 2024. The net consideration paid at closing was approximately NIS 42.6 million (approximately €10.6 million). There were no subsequent adjustments of the consideration. Due to the sale, the results of the Talmei Yosef Solar Plant are presented in these financial statements as a discontinued operation. For more information, see Note 23.

4.	Texas USA Solar

During 2023, the Company entered into a Joint Development Agreement with a project development company experienced in the development of energy projects, site acquisition, capital markets and commercial management, and commenced development of solar projects in the vicinity of Dallas, Texas. Each of the solar projects under development is expected to have a capacity of approximately 10-14 MW. As of December 31, 2025, there are three projects with an aggregate capacity of approximately 29.59 MW, that were connected to the grid (the Fairfield, Talco and Malakoff projects), and two additional projects that are under construction with an aggregate capacity of approximately 20.38 MW (the Mexia and Hillsboro projects). Mexia (11.2 MW) was connected to the grid during March 2026 and Hillsboro (14 MW) is expected to be connected to the grid during the third quarter of 2026.

On September 13, 2024, Ellomay USA Inc., the Company’s indirectly wholly-owned subsidiary which owns the US project companies, entered into an agreement to transfer Investment Tax Credits (ITCs) related to the Fairfield, Malakoff, Mexia and Talco solar projects, with a reputable financial institution, with vast experience in executing tax credit transactions.

Through this transaction, the Company received approximately $11.8 million (€10 million) from the sale of ITCs. The sale is facilitated under the Inflation Reduction Act’s transferability provisions, allowing the Company to retain 100% of the operating profits from these projects. The agreement includes customary indemnification obligations (for damages not covered by tax insurance policy), including in connection with certain continued eligibility requirements and scope of the ITCs, for which the Company provided a guarantee to the purchaser of the ITCs. A proportional share of deferred income related to tax credits in the amount of approximately €2.1 million was recognized as other income.

The Company recognized other income of €1.7 million related to an agreed compensation from the EPC contractor due to delays in construction and from the recognition of a proportional share of deferred income related to tax credits.